--------------------------------------------------------------------------------
SPECIALTY EQUITY
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Alliance Technology
Fund

Annual Report
November 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 14, 2002

Dear Shareholder:

This report contains the investment results, market commentary and outlook for Alliance Technology Fund (the "Fund") for the annual reporting period ended November 30, 2001.

Investment Objectives and Policies

This open-end fund emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.

Investment Results

The following table provides performance results for the Fund for the six- and 12-month periods ended November 30, 2001. Also included is the performance of the Standard & Poor's (S&P) 500 Stock Index, a standard measure of the performance of the overall U.S. stock market, the NASDAQ Composite Index (NASDAQ), which measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market, and the Lipper Science and Technology Fund Index (the "Lipper Index"), a performance index of the largest qualifying funds that have a science and technology investment objective, for the corresponding time periods.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                             -------------------
                                                               Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance Technology Fund
  Class A                                                     -14.20%    -24.90%
--------------------------------------------------------------------------------
  Class B                                                     -14.53%    -25.46%
--------------------------------------------------------------------------------
  Class C                                                     -14.52%    -25.45%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                            -8.65%    -12.21%
--------------------------------------------------------------------------------
NASDAQ Composite Index                                         -8.52%    -25.69%
--------------------------------------------------------------------------------
Lipper Science and Technology Fund Index                      -17.98%    -35.72%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      stock market. The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. The Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. All comparative indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Technology Fund.

      Additional investment results appear on pages 5-9.

During the six-month period ended November 30, 2001, the Fund underperformed the S&P 500 Stock Index and NASDAQ as technology stocks underperformed the overall market. However, the Fund outperformed the Lipper Index during this period. The six-month period was really a story of two halves, the first of which saw a weakening economy pressure stock prices throughout the summer. While September will be remembered for the tragic events of September 11, it was also a turning point. The market bottomed on September 21; and once expectations and prices had declined, stocks began to anticipate an economic recovery. This dramatic market is reflected in the performance of NASDAQ, which declined over 31% from May 30 through September 21, then rallied over 35% through November 30. The Fund underperformed during the correction (ie. the period prior to September 21), but outperformed from September 21 through November 30, rising 38%.

The investment results over the 12-month period reflect a similar pattern of relative performance as the Fund underperformed the S&P 500 Stock Index. During the same time, technology stocks in general underperformed. However, the Fund's results were slightly better than those of NASDAQ, and once again significantly outperformed the Lipper Index during this period.

The Fund benefited from stock selection and a focus on risk management during the period under review. Positions in companies with high visibility, such as eBay, Inc. and computer services companies, and share gainers, such as Dell Computer Corp. and Cisco Systems, Inc., helped offset declines in software and communications-related companies into September. Fortunately, the Fund took advantage of a higher than average cash position, and increased its exposure in semiconductor stocks, thus benefiting from the rally in that sector.


--------------------------------------------------------------------------------
2 o ALLIANCE TECHNOLOGY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Market Commentary

Perhaps recessions aren't so bad for stocks after all. With the U.S. economy officially in a recession since last March, NASDAQ gained 30.1% in the fourth quarter of 2001--the second biggest quarterly increase since NASDAQ was introduced in 1971. This performance occurred not only after the events of September 11, but also during a period of terrible business trends at most technology companies. What explains this mismatch between business conditions and stock prices?

The factors we would highlight include the following: 1) NASDAQ's 72% decline over the 18-month period ended December 31, 2001 that set the stage for an extended rally; 2) evidence that consumer sentiment did not collapse following the events of September 11; 3) a successful military campaign in Afghanistan; 4) lower inventories, cost cutting and write-downs in the technology sector, all of which will increase operating leverage once the economy does recover; 5) signs that business trends are not worsening, and that weak business results are not leading to further estimate cuts; 6) 11 cuts in the discount rate by the U.S. Federal Reserve, increasing hopes that this recession will be a mild one; and 7) the power of liquidity as the Fed expanded the money supply.

While it is possible that some digestion of the market's recent gains will occur, the outlook for technology stocks this year appears favorable given that the stock market has declined for two consecutive years and an economic recovery seems increasingly likely. However, our characterization of the likely market over the next 12 months is "no pain, no gain." Unlike the last three years when technology stocks tended to move up or down in tandem, we believe 2002 will be more of a stock picking year. This will require experienced security analysis. This should pay off more than the momentum driven frenzy in both directions which seems to have ruled decision making for too long.

Outlook

With economic recovery on the horizon, why won't the incoming tide lift all the technology boats? The first reason is that the bull market of the 1990s ushered in too many companies and, until a consolidation process has fully run its course, pricing will stay aggressive. Some companies will be gaining meaningful market share at the expense of others. Another reason is that in some selected technology sectors, like telecommunications and semi-conductor capital equipment, customers still have excess capacity. Economic recovery, at least in its early stages, will not help order rates in these areas. Finally, the pain experienced during the investment bubble's unwinding will not be forgotten quickly. Investors will prefer companies with strong finances and established track records.

If we are correct and stock selection adds increasing value this year, we believe the Fund is well positioned. We


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

have consistently emphasized substance over sizzle, and we are supported by one of the best technology research departments in the business.

Thank you for your continued interest in Alliance Technology Fund. We look forward to reporting the market activity and the Fund's investment results in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Peter Anastos

Peter Anastos
Senior Vice President


/s/ Gerald T. Malone

Gerald T. Malone
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Peter Anastos

[PHOTO]     Gerald T. Malone

Mr. Anastos and Mr. Malone are both Senior Vice Presidents and Portfolio Managers with over 56 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT
11/30/91 TO 11/30/01

Alliance Technology Fund Class A: $55,745
S&P 500 Stock Index: $37,256
NASDAQ Composite Index: $36,850

[The following table was depicted as a mountain graph in the printed material.]

                            Alliance             NASDAQ             S&P 500
                       Technology Fund       Composite Index      Stock Index
-------------------------------------------------------------------------------
     11/30/91               $ 9,576             $10,000             $10,000
     11/30/92               $11,770             $12,459             $11,844
     11/30/93               $14,742             $14,400             $13,038
     11/30/94               $18,687             $14,322             $13,173
     11/30/95               $30,261             $20,218             $18,039
     11/30/96               $35,119             $24,673             $23,062
     11/30/97               $37,690             $30,551             $29,635
     11/30/98               $48,005             $37,212             $36,654
     11/30/99               $83,849             $63,679             $44,312
     11/30/00               $74,222             $49,588             $42,440
     11/30/01               $55,745             $36,850             $37,256


This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares (from 11/30/91 to 11/30/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies.

When comparing Alliance Technology Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

   [The following table was depicted as a bar chart in the printed material.]

               Alliance Technology Fund-Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                Alliance                   NASDAQ
                             Technology Fund           Composite Index
--------------------------------------------------------------------------------
      11/30/92                    22.91%                    24.59%
      11/30/93                    25.25%                    15.57%
      11/30/94                    26.76%                    -0.54%
      11/30/95                    61.93%                    41.17%
      11/30/96                    16.05%                    22.04%
      11/30/97                     7.32%                    23.82%
      11/30/98                    27.36%                    21.80%
      11/30/99                    74.67%                    71.13%
      11/30/00                   -11.48%                   -22.13%
      11/30/01                   -24.89%                   -25.69%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE TECHNOLOGY FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $6,086
3/1/82                  Median Market Capitalization ($mil): $18,438
Class B Shares
5/3/93
Class C Shares
5/3/93

SECTOR BREAKDOWN

Technology

 19.8% Computer Services
 16.8% Semi-Conductor Components
 15.6% Computer Software
  9.5% Contract Manufacturing                         [PIE CHART]
  8.0% Communications Equipment
  5.3% Semi-Conductor Capital Equipment
  5.1% Internet Infrastructure
  5.0% Computer Hardware/Storage

Consumer Services

  4.7% Cellular Communications
  3.4% Broadcasting & Cable
  0.4% Entertainment & Leisure

  6.4% Short-Term

All data as of November 30, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

SECURITY TYPE

 93.6% Equity

  6.4% Short-Term                            [PIE CHART]

COUNTRY BREAKDOWN

 82.4% United States
  2.9% Singapore
  2.8% Taiwan                                [PIE CHART]
  2.4% Finland
  2.4% United Kingdom
  0.7% Canada

  6.4% Short-Term

All data as of November 30, 2001. The Fund's security type and country breakdown are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                     -24.90%                   -28.08%
             5 Years                       9.68%                     8.73%
            10 Years                      19.26%                    18.75%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                     -25.46%                   -28.24%
              5 Years                       8.89%                     8.89%
      Since Inception*                     18.53%                    18.52%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                     -25.45%                   -26.14%
              5 Years                       8.88%                     8.88%
      Since Inception*                     18.52%                    18.53%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                                      Class A           Class B          Class C
--------------------------------------------------------------------------------
               1 Year                 -29.04%           -29.37%          -27.16%
              5 Years                   9.40%             9.56%            9.56%
             10 Years                  17.29%             n/a              n/a
      Since Inception*                 17.85%            18.42%           18.36%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Many equity stocks, and technology stocks in particular, have experienced significant gains in recent years. There is no assurance that these gains will continue. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 3/1/82, Class A; 5/3/93, Class B and Class

      n/a: not available


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                      Percent of
Company                                                      Value    Net Assets
--------------------------------------------------------------------------------
eBay, Inc.                                          $  311,154,777          5.1%
--------------------------------------------------------------------------------
First Data Corp.                                       301,682,884          4.9
--------------------------------------------------------------------------------
DST Systems, Inc.                                      254,760,930          4.2
--------------------------------------------------------------------------------
Dell Computer Corp.                                    245,608,041          4.0
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                    230,955,648          3.8
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                          217,516,928          3.6
--------------------------------------------------------------------------------
Microsoft Corp.                                        214,525,610          3.5
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                  210,708,750          3.5
--------------------------------------------------------------------------------
Sanmina Corp.                                          206,824,580          3.4
--------------------------------------------------------------------------------
Amdocs, Ltd.                                           181,226,907          3.0
--------------------------------------------------------------------------------
                                                    $2,374,965,055         39.0%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                                  ------------------------------
                                                              Shares
                                                  ------------------------------
Purchases                                             Bought   Holdings 11/30/01
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc. Cl.A              872,200            872,200
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc.                       3,746,200          3,746,200
--------------------------------------------------------------------------------
Intel Corp.                                        4,903,000          4,903,000
--------------------------------------------------------------------------------
Intersil Holding Corp. Cl.A                        1,246,800          1,246,800
--------------------------------------------------------------------------------
Juniper Networks, Inc.                             2,699,200          4,581,300
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                    1,602,900          1,602,900
--------------------------------------------------------------------------------
Microchip Technology, Inc.                         2,023,600          2,023,600
--------------------------------------------------------------------------------
Sprint Corp.-PCS Group Cl.A                        3,619,200          3,619,200
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
   Co., Ltd. (ABN Amro Bank)
   warrants, expiring 1/24/02                     81,878,400         81,878,400
--------------------------------------------------------------------------------
Texas Instruments, Inc.                            1,913,400          1,913,400
--------------------------------------------------------------------------------

Sales                                                   Sold  Holdings 11/30/01
--------------------------------------------------------------------------------
Altera Corp.                                       2,258,500          6,934,500
--------------------------------------------------------------------------------
Amdocs, Ltd.                                       1,684,000          5,480,100
--------------------------------------------------------------------------------
CIENA Corp.                                        2,781,700                 -0-
--------------------------------------------------------------------------------
eBay, Inc.                                         1,546,400          4,571,100
--------------------------------------------------------------------------------
First Data Corp.                                   2,038,500          4,119,100
--------------------------------------------------------------------------------
KLA-Tencor Corp.                                   1,569,170          1,937,030
--------------------------------------------------------------------------------
Micron Technology, Inc.                            2,937,300          2,193,300
--------------------------------------------------------------------------------
Oracle Corp.                                       4,072,600          3,801,800
--------------------------------------------------------------------------------
Qwest Communications International, Inc.           5,405,709                 -0-
--------------------------------------------------------------------------------
Xilinx, Inc.                                       1,241,200          4,792,450
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE TECHNOLOGY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-94.5%

Technology-85.9%
Communication Equipment-8.1%
Cisco Systems, Inc.(a) ........................    11,299,200   $   230,955,648
Juniper Networks, Inc.(a) .....................     4,581,300       112,608,354
Motorola, Inc. ................................        23,300           387,712
Nokia Corp. (ADR) (Finland) ...................     6,501,000       149,588,010
Nortel Networks Corp. (Canada) ................        50,000           390,000
Tellabs, Inc.(a) ..............................        30,000           458,400
                                                                ---------------
                                                                    494,388,124
                                                                ---------------
Computer Hardware/Storage-5.0%
Avocent Corp.(a) ..............................     2,365,979        56,475,919
Compaq Computer Corp. .........................       122,100         1,239,315
Dell Computer Corp.(a) ........................     8,793,700       245,608,041
EMC Corp. .....................................        25,000           419,750
Lexmark International Group, Inc.(a) ..........        20,000         1,033,400
Storage Technology Corp.(a) ...................        30,000           640,500
Tech Data Corp.(a) ............................        25,500         1,168,155
Unisys Corp.(a) ...............................        60,000           714,000
                                                                ---------------
                                                                    307,299,080
                                                                ---------------
Computer Services-20.0%
Affiliated Computer Services, Inc. Cl.A(a) ....       872,200        81,446,036
Computer Sciences Corp.(a) ....................       944,300        44,995,895
Concord EFS, Inc.(a) ..........................     3,946,800       118,325,064
DST Systems, Inc.(a) ..........................     5,340,900       254,760,930
Electronic Data Systems Corp. .................     3,142,400       217,516,928
Exult, Inc.(a) ................................       836,300        13,614,964
First Data Corp. ..............................     4,119,100       301,682,884
Fiserv, Inc.(a) ...............................     4,182,337       163,362,083
KPMG Consulting, Inc.(a) ......................        40,000           661,600
Sapient Corp.(a) ..............................     2,968,100        18,639,668
                                                                ---------------
                                                                  1,215,006,052
                                                                ---------------
Computer Software-15.8%
Adaptec, Inc. .................................        60,000           823,800
Amdocs, Ltd. (Guernsey)(a) ....................     5,480,100       181,226,907
BEA Systems, Inc.(a) ..........................     2,983,150        50,087,088
Cadence Design Systems, Inc.(a) ...............        20,000           477,000
Citrix Systems, Inc.(a) .......................        35,000           782,950
Electronic Arts, Inc.(a) ......................     2,088,900       126,294,894
I2 Technologies, Inc.(a) ......................     4,020,600        23,078,244
Informatica Corp.(a) ..........................     2,020,700        26,895,517
Legato Systems, Inc.(a) .......................        40,000           392,400
Macrovision Corp.(a) ..........................     1,586,400        55,032,216
Microsoft Corp.(a) ............................     3,341,000       214,525,610
Oracle Corp.(a) ...............................     3,801,800        53,339,254
PeopleSoft, Inc.(a) ...........................     2,050,100        71,568,991
Peregrine Systems, Inc.(a) ....................        30,000           466,500


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                Shares             Value
--------------------------------------------------------------------------------

Phoenix Technologies, Ltd.(a) .................        30,000   $       323,400
Rational Software Corp.(a) ....................     3,804,000        72,276,000
VERITAS Software Corp.(a) .....................     1,709,200        66,470,788
Vitria Technology, Inc.(a) ....................     3,016,475        14,780,728
                                                                ---------------
                                                                    958,842,287
                                                                ---------------
Contract Manufacturing-9.6%
Celestica, Inc. (Canada)(a) ...................       913,200        38,619,228
DDi Corp.(a) ..................................     1,160,400        12,764,400
Flextronics International, Ltd. (Singapore)(a)      7,153,600       178,840,000
Plexus Corp.(a) ...............................       654,600        19,736,190
Sanmina Corp.(a) ..............................     9,664,700       206,824,580
Solectron Corp.(a) ............................     8,731,400       128,351,580
                                                                ---------------
                                                                    585,135,978
                                                                ---------------
Internet Infrastructure-5.1%
eBay, Inc.(a) .................................     4,571,100       311,154,777
                                                                ---------------
Semi-Conductor Capital Equipment-5.4%
Applied Materials, Inc.(a) ....................     2,947,260       117,124,112
ASM Lithography Holding N.V.(Netherlands)(a) ..        20,000           348,200
KLA-Tencor Corp.(a) ...........................     1,937,030        97,297,017
Teradyne, Inc.(a) .............................     4,009,100       111,693,526
                                                                ---------------
                                                                    326,462,855
                                                                ---------------
Semi-Conductor Components-16.9%
Agere Systems, Inc. Cl.A(a) ...................        68,300           352,428
Altera Corp.(a) ...............................     6,934,500       157,829,220
Applied Micro Circuits Corp.(a) ...............     2,868,400        39,096,292
Infineon Technologies AG (ADR) (Germany) ......        20,000           391,000
Intel Corp. ...................................     4,903,000       160,131,980
Intersil Holding Corp. Cl.A(a) ................     1,246,800        41,655,588
Maxim Integrated Products, Inc.(a) ............     1,602,900        87,854,949
Microchip Technology, Inc.(a) .................     2,023,600        73,072,196
Micron Technology, Inc.(a) ....................     2,193,300        59,570,028
PMC-Sierra, Inc.(a) ...........................        20,000           455,800
STMicroelectronics N.V. (Netherlands) .........        35,000         1,177,750
Taiwan Semiconductor Manufacturing Co., Ltd.
   (ABN Amro Bank) (Taiwan)
   warrants, expiring 1/24/02(a)(b) ...........    81,878,400       173,404,286
Texas Instruments, Inc. .......................     1,913,400        61,324,470
Xicor, Inc.(a) ................................        30,000           332,100
Xilinx, Inc.(a) ...............................     4,792,450       173,055,370
                                                                ---------------
                                                                  1,029,703,457
                                                                ---------------
Miscellaneous-0.0%
Ingram Micro, Inc. Cl.A(a) ....................        30,000           462,000
                                                                ---------------
                                                                  5,228,454,610
                                                                ---------------


--------------------------------------------------------------------------------
12 o ALLIANCE TECHNOLOGY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)             Value
--------------------------------------------------------------------------------

Consumer Services-8.6%
Broadcasting & Cable-3.4%
AOL Time Warner, Inc.(a) ......................     6,037,500   $   210,708,750
                                                                ---------------
Cellular Communications-4.8%
AT&T Wireless Services, Inc.(a) ...............     3,746,200        52,334,414
Sprint Corp.-PCS Group Cl.A(a) ................     3,619,200        90,299,040
Vodafone Group Plc (ADR) (United Kingdom) .....     5,836,273       147,891,158
                                                                ---------------
                                                                    290,524,612
                                                                ---------------
Entertainment & Leisure-0.4%
THQ, Inc.(a) ..................................       398,600        22,835,794
                                                                ---------------
                                                                    524,069,156
                                                                ---------------
Total Common Stocks & Other Investments
   (cost $5,505,937,998) ......................                   5,752,523,766
                                                                ---------------

SHORT-TERM INVESTMENT-6.4%
Time Deposit-6.4%
State Street Euro Dollar
   1.50%, 12/03/01
   (amortized cost $391,093,000) ..............   $   391,093       391,093,000
                                                                ---------------

Total Investments-100.9%
   (cost $5,897,030,998) ......................                   6,143,616,766
Other assets less liabilities-(0.9%) ..........                     (57,624,289)
                                                                ---------------

Net Assets-100% ...............................                 $ 6,085,992,477
                                                                ===============

(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144 A of the Securities Act of 1993. This security may be resold in transactions exempt from registration, normally to certain qualified buyers. At November 30, 2001, the aggregate market value of this security amounted to $173,404,286 representing 2.8% of net assets.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $5,897,030,998) ..    $ 6,143,616,766
Cash .......................................................                225
Receivable for investment securities sold ..................         46,638,699
Receivable for capital stock sold ..........................         12,623,020
Interest and dividends receivable ..........................          1,172,587
                                                                ---------------
Total assets ...............................................      6,204,051,297
                                                                ---------------
Liabilities
Payable for capital stock redeemed .........................         86,809,793
Advisory fee payable .......................................         15,400,908
Payable for investment securities purchased ................         12,710,991
Distribution fee payable ...................................            616,182
Accrued expenses and other liabilities .....................          2,520,946
                                                                ---------------
Total liabilities ..........................................        118,058,820
                                                                ---------------
Net Assets .................................................    $ 6,085,992,477
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       952,106
Additional paid-in capital .................................      7,463,477,726
Accumulated net realized loss on investments ...............     (1,625,023,123)
Net unrealized appreciation of investments .................        246,585,768
                                                                ---------------
                                                                $ 6,085,992,477
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($1,926,472,563 / 28,732,274 shares of capital stock
   issued and outstanding) .................................             $67.05
Sales charge--4.25% of public offering price ...............               2.98
                                                                         ------
Maximum offering price .....................................             $70.03
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($3,092,946,836 / 49,669,470 shares of capital stock
   issued and outstanding) .................................             $62.27
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($835,406,380 / 13,420,024 shares of capital stock
   issued and outstanding) .................................             $62.25
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($231,166,698 / 3,388,842 shares of capital stock
   issued and outstanding) .................................             $68.21
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE TECHNOLOGY FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Interest ..................................   $    31,210,323
Dividends (net of foreign taxes withheld
   of $450,705) ...........................         5,586,932   $    36,797,255
                                              ---------------
Expenses
Advisory fee ..............................        68,307,137
Distribution fee--Class A .................         6,704,757
Distribution fee--Class B .................        37,835,517
Distribution fee--Class C .................        10,121,404
Transfer agency ...........................        22,233,968
Printing ..................................         2,908,831
Custodian .................................           523,900
Audit and legal ...........................           167,892
Administrative ............................           143,500
Registration ..............................           117,844
Directors' fees ...........................           104,863
Miscellaneous .............................           282,682
                                              ---------------
Total expenses ............................                         149,452,295
                                                                ---------------
Net investment loss .......................                        (112,655,040)
                                                                ---------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investment
   transactions ...........................                      (1,584,247,948)
Net realized gain on written option
   transactions ...........................                              69,198
Net change in unrealized
   appreciation/depreciation of
   investments ............................                        (571,500,103)
                                                                ---------------
Net loss on investments ...................                      (2,155,678,853)
                                                                ---------------
Net Decrease in Net Assets from
   Operations .............................                     $(2,268,333,893)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Year Ended         Year Ended
                                               November 30,       November 30,
                                                   2001               2000
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................   $  (112,655,040)   $  (166,360,739)
Net realized gain (loss) on investments,
   written options and foreign currency
   transactions ..........................    (1,584,178,750)       577,469,217
Net change in unrealized
   appreciation/depreciation of
   investments ...........................      (571,500,103)    (2,425,332,216)
                                             ---------------    ---------------
Net decrease in net assets
   from operations .......................    (2,268,333,893)    (2,014,223,738)
Distributions to Shareholders from:
Net realized gain on investments
   Class A ...............................      (160,639,037)       (80,014,950)
   Class B ...............................      (306,607,828)      (152,695,604)
   Class C ...............................       (81,314,221)       (35,768,800)
   Advisor Class .........................       (17,326,175)       (11,845,515)
Distributions in excess of net realized
   gain on investments
   Class A ...............................       (11,905,786)                -0-
   Class B ...............................       (22,724,283)                -0-
   Class C ...............................        (6,026,615)                -0-
   Advisor Class .........................        (1,284,132)                -0-
Capital Stock Transactions
Net increase .............................        68,030,329      3,860,917,561
                                             ---------------    ---------------
Total increase (decrease) ................    (2,808,131,641)     1,566,368,954
Net Assets
Beginning of period ......................     8,894,124,118      7,327,755,164
                                             ---------------    ---------------
End of period ............................   $ 6,085,992,477    $ 8,894,124,118
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss and


--------------------------------------------------------------------------------
18 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

distributions in excess of net realized gains, resulted in a net decrease in net investment loss and accumulated net realized loss on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion and .25 of .85% of the net assets in excess of $22.5 billion. Prior to March 1, 2000, the effective advisory fee was a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $143,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS") (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $14,782,886 for the year ended November 30, 2001.

For the year ended November 30, 2001, the Fund's expenses were reduced by $342,017 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $680,353 from the sales of Class A shares and $196,686, $7,071,499 and $294,116 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2001.

Brokerage commissions paid on investment transactions for the year ended November 30, 2001 amounted to $5,613,921, of which $317,947 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $101,980,006 and $6,706,677 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $3,905,085,633 and $3,563,418,822, respectively, for the year ended November 30, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $6,029,276,592. Accordingly, gross unrealized appreciation of investments was $988,395,580 and gross unrealized depreciation of investments was $874,055,406 resulting in net unrealized appreciation of $114,340,174.

At November 30, 2001, the Fund had a capital loss carryforward of $1,492,777,530 which expires in 2009.

Option Transactions

For hedging and investment purposes, the Fund purchases and writes call options listed on national securities exchanges and purchases listed put options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as


--------------------------------------------------------------------------------
20 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the year ended November 30, 2001 were as follows:

                                                      Number of
                                                      Contracts      Premiums
                                                      =========    ============

Options outstanding at beginning of
   the period .....................................          -0-   $         -0-
Options written ...................................      15,040      11,366,099
Options terminated in closing purchase
   transactions ...................................     (15,040)    (11,366,099)
                                                      ---------    ------------
Options outstanding at
   November 30, 2001 ..............................          -0-   $         -0-
                                                      =========    ============

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (formerly ING Institutional Trust Company) (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. AG Edwards & Sons, Inc. will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. At November 30, 2001, the Fund had no securities on loan. For the year ended November 30, 2001, the Fund received fee income of $76,969 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, des-


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ignated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        ----------------------------    ------------------------------------
                                    Shares                             Amount
                        ----------------------------    ------------------------------------
                          Year Ended      Year Ended          Year Ended          Year Ended
                        November 30,    November 30,        November 30,        November 30,
                                2001            2000                2001                2000
                        --------------------------------------------------------------------
Class A
Shares sold              114,657,376      95,393,428    $  8,391,474,868    $ 13,093,688,368
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            1,731,409         651,959         160,731,393          75,057,996
--------------------------------------------------------------------------------------------
Shares converted
  from Class B               397,548         232,034          27,497,702          31,810,716
--------------------------------------------------------------------------------------------
Shares redeemed         (115,866,069)    (87,908,770)     (8,463,612,395)    (12,028,104,688)
--------------------------------------------------------------------------------------------
Net increase                 920,264       8,368,651    $    116,091,568    $  1,172,452,392
============================================================================================

Class B
Shares sold                6,975,289      21,330,696    $    517,657,257    $  2,774,498,369
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            3,510,950       1,302,869         304,919,477         141,960,026
--------------------------------------------------------------------------------------------
Shares converted
  to Class A                (426,323)       (245,861)        (27,497,702)        (31,810,716)
--------------------------------------------------------------------------------------------
Shares redeemed          (12,871,990)     (7,007,920)       (878,975,463)       (896,429,264)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)              (2,812,074)     15,379,784    $    (83,896,431)   $  1,988,218,415
============================================================================================

Class C
Shares sold                7,149,199      17,441,842    $    532,668,338    $  2,272,555,163
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              942,855         307,791          81,844,636          33,525,522
--------------------------------------------------------------------------------------------
Shares redeemed           (8,662,332)    (12,348,038)       (620,382,154)     (1,607,290,183)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)                (570,278)      5,401,595    $     (5,869,180)   $    698,790,502
============================================================================================

Advisor Class
Shares sold                1,679,134       2,249,127    $    136,048,692    $    310,864,382
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              188,377          98,851          17,726,534          11,501,365
--------------------------------------------------------------------------------------------
Shares redeemed           (1,469,384)     (2,291,969)       (112,070,854)       (320,909,495)
--------------------------------------------------------------------------------------------
Net increase                 398,127          56,009    $     41,704,372    $      1,456,252
============================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2001.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  --------------------------------------------------------------------------
                                                                  Class A
                                  --------------------------------------------------------------------------
                                                             Year Ended November 30,
                                  --------------------------------------------------------------------------
                                        2001           2000           1999            1998            1997
                                  --------------------------------------------------------------------------
Net asset value,
  beginning of period .........       $95.32        $111.46         $68.60          $54.44          $51.15
                                  --------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.82)         (1.35)          (.99)           (.68)           (.51)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions .......       (21.17)        (10.75)         49.02           15.42            4.22
                                  --------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................       (21.99)        (12.10)         48.03           14.74            3.71
                                  --------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investments .........        (5.86)         (4.04)         (5.17)           (.58)           (.42)
Distributions in excess of
  net realized gain on
  investments .................         (.42)            -0-            -0-             -0-             -0-
                                  --------------------------------------------------------------------------
Total distributuions ..........        (6.28)         (4.04)         (5.17)           (.58)           (.42)
                                  --------------------------------------------------------------------------
Net asset value,
  end of period ...............       $67.05         $95.32        $111.46          $68.60          $54.44
                                  ==========================================================================
Total Return
Total investment return based
  on net asset value(b)  ......       (24.90)%       (11.48)%        74.67%          27.36%           7.32%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $1,926,473     $2,650,904     $2,167,060        $824,636        $624,716
Ratio of expenses to
  average net assets ..........         1.58%          1.50%          1.68%(c)        1.66%(c)        1.67%(c)
Ratio of net investment loss
  to average net assets .......        (1.08)%         (.98)%        (1.11)%         (1.13)%          (.97)%
Portfolio turnover rate .......           55%            46%            54%             67%             51%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------
                                                                  Class B
                                  ------------------------------------------------------------------------------
                                                            Year Ended November 30,
                                  ------------------------------------------------------------------------------
                                        2001           2000           1999              1998              1997
                                  ------------------------------------------------------------------------------
Net asset value,
  beginning of period .........       $89.59        $105.73         $65.75            $52.58            $49.76
                                  ------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........        (1.28)         (2.17)         (1.54)            (1.08)             (.88)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions .......       (19.76)         (9.93)         46.69             14.83              4.12
                                  ------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................       (21.04)        (12.10)         45.15             13.75              3.24
                                  ------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investments .........        (5.86)         (4.04)         (5.17)             (.58)             (.42)
Distributions in excess of
  net realized gain on
  investments .................         (.42)            -0-            -0-               -0-               -0-
                                  ------------------------------------------------------------------------------
Total distributions ...........        (6.28)         (4.04)         (5.17)             (.58)             (.42)
                                  ------------------------------------------------------------------------------
Net asset value,
  end of period ...............       $62.27         $89.59        $105.73            $65.75            $52.58
                                  ==============================================================================
Total Return
Total investment return based
  on net asset value(b)  ......       (25.46)%       (12.12)%        73.44%            26.44%             6.57%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $3,092,947     $4,701,567     $3,922,584        $1,490,578        $1,053,436
Ratio of expenses to
  average net assets ..........         2.31%          2.20%          2.39%(c)          2.39%(c)          2.38%(c)
Ratio of net investment loss
  to average net assets .......        (1.80)%        (1.68)%        (1.83)%           (1.86)%           (1.70)%
Portfolio turnover rate .......           55%            46%            54%               67%               51%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                               Class C
                                  ----------------------------------------------------------------------
                                                          Year Ended November 30,
                                  ----------------------------------------------------------------------
                                      2001           2000         1999            1998            1997
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........     $89.55        $105.69       $65.74          $52.57          $49.76
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........      (1.28)         (2.19)       (1.57)          (1.08)           (.88)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions .......     (19.74)         (9.91)       46.69           14.83            4.11
                                  ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................     (21.02)        (12.10)       45.12           13.75            3.23
                                  ----------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investments .........      (5.86)         (4.04)       (5.17)           (.58)           (.42)
Distributions in excess of
  net realized gain on
  investments .................       (.42)            -0-          -0-             -0-             -0-
                                  ----------------------------------------------------------------------
Total distributions ...........      (6.28)         (4.04)       (5.17)           (.58)           (.42)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............     $62.25         $89.55      $105.69          $65.74          $52.57
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b)  ......     (25.45)%       (12.13)%      73.40%          26.44%           6.55%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $835,406     $1,252,765     $907,707        $271,320        $184,194
Ratio of expenses to
  average net assets ..........       2.30%          2.21%        2.41%(c)        2.40%(c)        2.38%(c)
Ratio of net investment loss
  to average net assets .......      (1.80)%        (1.69)%      (1.85)%         (1.87)%         (1.70)%
Portfolio turnover rate .......         55%            46%          54%             67%             51%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  --------------------------------------------------------------------
                                                           Advisor Class
                                  --------------------------------------------------------------------
                                                       Year Ended November 30,
                                  --------------------------------------------------------------------
                                      2001         2000         1999            1998            1997
                                  --------------------------------------------------------------------
Net asset value,
  beginning of period .........     $96.60      $112.59       $69.04          $54.63          $51.17
                                  --------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........       (.60)        (.91)        (.68)           (.50)           (.45)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions .......     (21.51)      (11.04)       49.40           15.49            4.33
                                  --------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................     (22.11)      (11.95)       48.72           14.99            3.88
                                  --------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investments .........      (5.89)       (4.04)       (5.17)           (.58)           (.42)
Distributions in excess of
  net realized gain on
  investments .................       (.39)          -0-          -0-             -0-             -0-
                                  --------------------------------------------------------------------
Total distributions ...........      (6.28)       (4.04)       (5.17)           (.58)           (.42)
                                  --------------------------------------------------------------------
Net asset value,
  end of period ...............     $68.21       $96.60      $112.59          $69.04          $54.63
                                  ====================================================================
Total Return
Total investment return based
  on net asset value(b)  ......     (24.68)%     (11.22)%      75.22%          27.73%           7.65%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $231,167     $288,889     $330,404        $230,295        $167,120
Ratio of expenses to
  average net assets ..........       1.27%        1.19%        1.35%(c)        1.37%(c)        1.39%(c)
Ratio of net investment loss
  to average net assets .......       (.78)%       (.66)%       (.78)%          (.84)%          (.81)%
Portfolio turnover rate .......         55%          46%          54%             67%             51%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                        Year Ended November 30,
                                                       -------------------------
                                                       1999      1998      1997
                                                       -------------------------
      Class A ..............................           1.66%     1.65%     1.66%
      Class B ..............................           2.38%     2.38%     2.36%
      Class C ..............................           2.40%     2.38%     2.37%
      Advisor Class ........................           1.34%     1.36%     1.38%


--------------------------------------------------------------------------------
28 o ALLIANCE TECHNOLOGY FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Technology Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Technology Fund, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 7, 2002

FEDERAL INCOME TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $607,828,077 of the capital gain distributions paid by the Fund during the fiscal year November 30, 2001 are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns was included with your Form 1099 DIV which was sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
30 o ALLIANCE TECHNOLOGY FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Robert C. Alexander(1)
David H. Dievler(1)
William H. Foulk, Jr.(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Peter Anastos, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Gerald T. Malone, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
34 o ALLIANCE TECHNOLOGY FUND

NOTES


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE TECHNOLOGY FUND

Alliance Technology Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

TECAR1101